SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 22, 2004

(Date of earliest event reported)

Commission file number: 0-19582

OLD DOMINION FREIGHT LINE, INC.

(Exact name of registrant as specified in its charter)

Virginia	56-0751714
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

500 Old Dominion Way

Thomasville, North Carolina 27360

(Address of principal executive offices)

(Zip Code)

(336) 889-5000

(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure

On April 22, 2004, Old Dominion Freight Line, Inc. announced a three-for-two stock split, which will be effected in the form of a 50% stock dividend. The new shares will be distributed on May 20, 2004, to shareholders of record at the close of business on May 6, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

c)	Exhibits:

Exhibit No.	Description of Exhibit
99.1	Press Release dated April 22, 2004

Item 12. Results of Operations and Financial Condition

On April 22, 2004, Old Dominion Freight Line, Inc. issued a press release regarding its financial results for its first fiscal quarter of 2004, ended March 31, 2004. A copy of this press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD DOMINION FREIGHT LINE, INC.

By:	/s/ John P. Booker, III
John P. Booker, III
Vice President – Controller
(Principal Accounting Officer)

Date: April 22, 2004

EXHIBIT INDEX

TO CURRENT REPORT ON FORM 8-K

Exhibit No.	Description
99.1	Press Release dated April 22, 2004